SUPPLEMENT TO THE  CLASS R6 PROSPECTUS
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Special Mid Cap Value Fund (the “Fund”)
Effective immediately, the introductory paragraph and the Fund’s Average Annual Total Returns table in the section entitled “Fund Summary - Performance” is hereby replaced with the following:
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. The Fund’s Regulatory Benchmark is a broad-based index that represents the overall securities markets relative to the Fund’s asset category while the Fund’s Strategy Benchmark is most closely aligned with the Fund’s investment universe based on its investment strategy.  Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Average Annual Total Returns for the periods ended 12/31/2023[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R6	6/28/2013	9.62%	13.59%	9.29%
Russell Midcap® Value Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		12.71%	11.16%	8.26%
Russell 3000® Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		25.96%	15.16%	11.48%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

October 1, 2024	SUP4662 10-24